CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 10/01)

No. ONE

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ other ______

dated ______, on property known as Old Chisholm Trail

in which Coronus Energy Corp., is referred to as ("Buyer/Tenant")
and Joshua Tree Holdings, is referred to as ("Seller/Landlord").

The close of this Escrow will be extended from a close date of March 9, 2011 to a close date of March 15, 2011

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 2/17/2011	Date X 2/17/2011
Buyer/Tenant Pres: [signature] Coronus Energy Corp.	Seller/Landlord X [signature] Joshua Tree Holdings
Buyer/Tenant ______	Seller/Landlord ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by
Broker or Designee ______ Date ______

Agent: Sharon Rose Phone: 760.365.9255 Fax: 760.365.7405 Prepared using zipForm® software
Broker: Sharon Rose Realty 5424 Old Woman Springs Road Yucca Valley, CA 92284